PalmSource Proprietary & Confidential Information.
1

Powering The Mobile Generation

David Nagel, CEO

Al Wood,CFO

David Limp, SVP Corporate Development

Kip E. Meintzer, Director, Investor Relations

Exhibit 99.1

PalmSource Proprietary & Confidential Information.
2

This presentation contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include, without limitation, statements related to the expected benefits of the spin-off and the growth of the mobile device and smart phone markets.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, without limitation, our ability to successfully penetrate new mobile device markets or the ability of new markets to grow as we anticipate, our ability to successfully operate our business separately from Palm’s, our ability to compete with existing or new competitors, our ability, and that of our licensees, to timely introduce new products to the market, general economic conditions in the U.S. and abroad and other risks and uncertainties contained in our public announcements, reports to stockholders and other documents filed with and furnished to the Securities and Exchange Commission, including our Registration Statement on Form S-4 and Quarterly Report on Form 10-Q for the period ended August 29, 2003. These documents are available at the Securities and Exchange Commissions website at www.sec.gov. All forward-looking statements in this presentation are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Safe Harbor

palmsource

palm
palmsource
palm Solutions Group
handspring
palmOne

PalmSource Proprietary & Confidential Information.
3

PalmSource Spin-Off Transaction

A global leader in Smart Mobile Device OS

Strong Brand Recognition

30M+ Palm Powered devices sold to date

275,000+ developers worldwide

19,000+ applications

Step 1

Step 1

Step 2

NASDAQ: PSRC

PalmSource Proprietary & Confidential Information.
4

Our Goal…

To be the

Next Generation

Leading Software Platform

for

Smart Mobile Devices

PalmSource Proprietary & Confidential Information.

5

PalmSource

R&D

S&M

Employees Worldwide: 311

201

61

49

G&A

Sunnyvale

Montpelier

Beijing

Hong Kong

Tokyo

Management Team

David Nagel, Chief Executive Officer
    AT&T, Apple

Al Wood, Chief Financial Officer
    Insignia Solutions, Indus International

Larry Slotnick, Chief Product Officer
    Pixo, Apple

PalmSource Proprietary & Confidential Information.
6

Strategy

Extend Leadership Position as Technology Platform for
Smart Mobile Devices

Leverage Technology Superiority & Flexibility to Grow
Market for Innovative Products

Expand Internationally Through Strategic Licensees

Laser Focus on Operational Excellence, Revenue Growth
& Sustained Profitability

LICENSEES

PalmSource Proprietary & Confidential Information.

7

Smartphones

Wearable

Location Based

Messaging

Measurement

MP3/Audio

Gaming

1st PDA ---------------- Open Flexible Platform

Mobile Device Evolution

PalmSource Proprietary & Confidential Information.

8

Smart Mobile Device Opportunities

Sources:  IDC, 2002-3; DFC Intelligence, 2003

CAGR (03 – 07)

(Annual unit sales in millions)

25% CAGR

Total (03 – 07)

250

200

150

100

50

0

2002

2003

2004

2005

2006

2007

Misc: Video Players,

Telematics, Tablets 54%

Smart phones 58%

Portable gaming 9%

Handhelds 8%

Audio players 23%

Digital cameras 12%

PalmSource Proprietary & Confidential Information.

9

Developers & Applications

Individuals

Commercial

Enterprise

29%

29%

42%

63%

22%

11%

4%

Americas

Europe

Japan/Asia

Rest of World

Developer Categories

Developer Distribution

300000

250000

200000

150000

100000

50000

0

20500

17000

13500

10000

7000

3500

0

1997   1998   1999   2000   2001   2002   2003

Applications

Developers

palmsource

WIND RIVER
Green Hills Software, Inc.
QNX
LYNUXWORKS
Windows Embedded
OSE
MontaVista Software
palmsource
Windows Mobile
symbian
RIM
redhat

PalmSource Proprietary & Confidential Information.
10

Mobile OS Platform Market

Multi-Device

Platform

Embedded

Single Device

palmsource

	palmsource	Windows Mobile	symbian
	★★★★	★★	★★
	★★★★	★★★	★
	★★★★	★½	★
	★★★★	★	★★

PalmSource Proprietary & Confidential Information.

11

Licensee Friendly Business Model

Fair & Flexible, Not Monopolistic

or Proxy for Large Company

Applications & Developers:

Quantity & Diversity

Technical Superiority

Open API, Ease of use, Footprint size

Flexible Platform

Fosters Device Innovation

& Differentiation

Software Platform Comparison

Wireless Operators
Infrastructure Partners
Developers
End-User
Device Licensees
palmsource

PalmSource Proprietary & Confidential Information.
12

High ARPU

Lower Customer Support Cost

Low Churn

Open Standards

Large Content Catalog

Platform Flexibility
Product Differentiation

Mobile Device Platform Business Model

Large Mobile Economy

Growing Range of Solutions

palmsource

palmOne

SONY

SAMSUNG

palm Solutions Group

handspring

symbol

FOSSIL

KYOCERA

lenovo 联想
Legend Group Limited

GSL
權智掌上電腦有限公司
Group Sense PDA Limited

tapwave

GARMIN

AlphaSmart

HuneTec
Human Network Technology

ACEECA

palm POWERED

PalmSource Proprietary & Confidential Information.

13

Top Tier Licensees
Over 30M+ Palm Powered Devices Shipped to Date

PalmSource Proprietary & Confidential Information.

14

Qualcomm PDQ

Handspring TREO 270/300

Kyocera QCP6035

Samsung SPH-i300

Samsung SPH-i330

SPH-i500, SGH-i500,
Kyocera Smartphone 7135

Handspring Treo 600

GSL Xplore G-18

1999 / 2000

2001 / 2002

2003

3rd Generation Smartphones

SFR
debitel
orange
mmO2
swisscom mobile
NetCom
sonera
OPTIMUS
TIM
TELE2
BELLSOUTH
Bell Mobility
Sprint
cingular
ROGERS
ALLTEL
T-Mobile
verizon
AT&T Wireless
telcel
上奇科技
SingTel
SK Telecom
KTF
Telstra

PalmSource Proprietary & Confidential Information.
15

Wireless Operators
Certified and/or Selling Our Licensees Products

palmsource

GSL
權智掌上電腦有限公司
Group Sense PDA Limited

lenovo联想
Legend Group Limited

PalmSource Proprietary & Confidential Information. 16

International Opportunities

Population: 1.3 Billion

CHINA

Sources:  Chinese Ministry of Information 2002

Increased Growth Through Geographic Expansion

Latin America

India

China

China Opportunity:

Released Palm OS 5 Simplified

    Chinese Version in September 2003

FY03: Added 2 Major China Licensees,

    Opened PalmSource Beijing

PalmSource Proprietary & Confidential Information.
17

One Time Fees

Upfront Term License Fee:

$0 - $5m Fees, paid upfront

Revenue generally recognized ratably over license term

Professional Services:

Revenue generally recognized as services are performed

Recurring Fees

Per Device Royalties:

Approx. 3% to 6% of device ASP, paid quarterly with Licensee royalty report

Revenue is generally recognized on a quarterly basis

Quarterly/Annual minimum guaranteed royalties

Support & Maintenance Revenues:

Revenue recognized ratably over period of support & maintenance

PalmSource Revenue Model

PalmSource Proprietary & Confidential Information.
18

(FYE 5/31, Dollars in Millions)

Income Statement Highlights – FY01 – FY03

FY - 01

FY - 02

FY - 03

Revenue

$26.3

$45.0

$73.4

Gross Profit

$20.8

$34.3

$63.2

79%

76%

86%

R&D

($55.9)

($49.6)

($39.8)

S&M, G&A

($38.4)

($32.1)

($30.0)

Subtotal

($73.5)

($47.4)

($6.6)

Separation, Restructuring,

Intangibles Amortization

($10.5)

($2.7)

($7.6)

Loss From Operations

($84.0)

($50.1)

($14.2)

Other Inc/(Exp), Taxes

---

($1.1)

($7.6)

Net Income/(Loss)

($84.0)

($51.2)

($21.8)

PalmSource Proprietary & Confidential Information.
19

Income Statement Highlights – Last 5 Quarters

(FYE 5/31, Dollars in Millions)

FY - 03

Q4 - 03

Q1 - 04

Q3 - 03

Q2 - 03

Q1 - 03

Revenue

$15.0

$14.8

$26.3

$17.3

$73.4

$17.1

Cost of Rev

($2.9)

($2.8)

($2.7)

($1.8)

($10.2)

($1.9)

Gross Margin

$12.1

$12.0

$23.6

$15.5

$63.2

$15.2

80%

82%

90%

90%

86%

89%

Net Income (Loss)

($10.8)

($8.3)

$0.7

($3.4)

($21.8)

($3.8)

PalmSource Proprietary & Confidential Information.
20

Balance Sheet Highlights

(Dollars in Millions)

Balance Sheet

Additions at Spin

Balance Sheet

As of Q1, FY04

Available Line of Credit

$15M

Cash & cash equivalents

$39.1M

A/R, Fixed Assets

$7.8M

Intangibles/Goodwill

$53.2M

Other

$4.2M

Total Assets

$104.3M

A/P

$2.2M

Deferred Revenue

$25.9M

Palm Debt

$20.9M

Other

$12.2M

Total Liabilities

$61.2M

Cash contributed

$6M

Additional capital

contribution

$20M

($20m debt forgiven)

Texas Instruments

Convertible Debt

assumed (Due 12/06)

($15M)

Balance Sheet

Strengthened by

$11M

PalmSource Proprietary & Confidential Information.
21

Summary

Market Leadership Position

Established Leadership Position in Handhelds

Leadership Opportunities in Key Smart Mobile Device Markets

Exciting Market Opportunities

Innovative Products

Emerging Markets

Technology Superiority and Flexible Business Model

Laser Focus on Operational Excellence

Exceptional “Pure Play” Opportunity for Emerging
Mobile Device Software Market

palmsource™

palm™ POWERED

PalmSource Proprietary & Confidential Information.

22

Q&A